Exhibit 10(a)
Consent of Sutherland Asbill & Brennan LLP

April 24, 2002

Board of Directors
Kansas City Life Insurance Company
3520 Broadway
Kansas City, MO 64111-2565

Re: Kansas City Life Variable Annuity Separate Account

Ladies and Gentlemen:

We consent to the reference to our firm in the Statement of Additional Information included in Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for the Century II Variable Annuity issued through the Kansas City Life Variable Annuity Separate Account (File No.033-89984). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

SUTHERLAND ASBILL & BRENNAN LLP

By:/s/W. Thomas Conner
W. Thomas Conner

Washington, D.C.
April 24, 2002